Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

                  This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 7, 2002 is entered into by and among Altair International Inc., a corporation incorporated under the laws of the Province of Ontario, with headquarters located at 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414 (the "Company"), and the investors listed on Schedule 1 attached hereto (individually, a "Buyer" and collectively, the "Buyers").

                                    WHEREAS:

                  A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  B. The  Company  desires  to sell  and the  Buyers  desire  to purchase, upon the terms and conditions stated in this Agreement, that number of shares of the Company's common stock, no par value (the "Common Stock") and warrants, in substantially the same form attached hereto as Exhibit A (the "Warrants") to acquire shares of Company Common Stock (as exercised, collectively, the "Warrant Shares"), all as set forth on Schedule 1 attached hereto; and

                  C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.       PURCHASE AND SALE OF COMMON STOCK AND WARRANTS.
         ----------------------------------------------

         a. Purchase of Common Stock and Warrants. In connection with the offering (the "Offering") by the Company of the Common Stock and Warrants to the Buyers, and subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of shares of Common Stock set forth opposite such Buyer's name on Schedule 1, along with Warrants to acquire the respective number of Warrant Shares set forth opposite such Buyer's name on Schedule 1 (the "Closing"). The aggregate purchase price (the "Purchase Price") of the shares of Common Stock and the related Warrants at the Closing shall be One Million Dollars ($1,000,000).

         b. Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m. Central Time, within three (3) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later


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date as is mutually agreed to by the Company and the Buyers).  The Closing shall occur on the Closing Date at the offices of Sidley Austin Brown & Wood, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois 60603, or at such other place as shall be agreed upon by the Company and Buyers, it being understood that presence in person at the Closing is not required so long as Closing deliveries are made by courier service, fax or otherwise as appropriate.

         c. Form of Payment. On the Closing Date, (i) subject to the satisfaction (or waiver) of the conditions set forth in Section 7 below, each Buyer shall pay its portion of the Purchase Price to the Company, for the Common Stock and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire transfer instructions, and (ii) subject to the satisfaction (or waiver) of the conditions set forth in Section 6 below and after the Company has received the Purchase Price from the Buyers, the Company shall deliver to Buyer stock certificates (in the denominations as such Buyer shall request) (the "Common Stock Certificates") representing such number of the shares of Common Stock which such Buyer is then purchasing (as indicated opposite such Buyer's name on Schedule 1) along with the Warrants such Buyer is purchasing (as indicated opposite such Buyer's name on Schedule 1) hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.       BUYER'S REPRESENTATIONS AND WARRANTIES.
         --------------------------------------

                  Each Buyer represents and warrants with respect to only itself that:

         a. Investment Purpose. Such Buyer is acquiring the Common Stock and Warrants (the Common Stock and Warrants may also be referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

         b. Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

         c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such
Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such Securities.

         d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained

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in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

         e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         f. Transfer or Resale. Such Buyer understands that: (i) the Securities have not been and, except as provided in the Registration Rights Agreement, are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, and if Buyer intends to utilize Rule 144 but Rule 144 is not applicable to such resale, any resale of the Securities under circumstances in which Buyer (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

         g. Legends. Such Buyer understands that the Common Stock Certificates and certificates or other instruments representing the Warrants and, until such time as the sale of the Common Stock and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the Common Stock Certificates and stock certificates representing the Warrant Shares except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS, OR (2) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR (3) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER SAID ACT.

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The legend  set forth  above  shall be removed  and the  Company  shall  issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act and the holder has agreed to comply with the prospectus delivery requirements of the 1933 Act in connection with any offer or sale of such Securities, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

         h. Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         i. Residency. Such Buyer is a resident of that country and state, if applicable, specified in its address on Schedule 1.

         j. Legends. Such Buyer understands that, for a period of 120 days after the Closing Date, the Common Stock Certificates, the certificates or other instruments representing the Warrants, and the certificates representing the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfers of such stock certificates in violation of the terms of such restrictive legend):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED TO ANY RESIDENT OF CANADA ON OR BEFORE SEPTEMBER 10, 2002.

The Company agrees to cause such legend to be removed, and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, (i) at the request of the holder at any time after September 10, 2002 and (ii) in connection with a sale transaction to a resident of Canada, if such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under governing Canadian securities laws.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
         ---------------------------------------------

         The Company represents and warrants to each of the Buyers that, except as set forth in the disclosure schedule delivered by the Company to the Buyers in connection herewith (the "Disclosure Schedule"):

         a. Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns a controlling position of capital stock or holds a controlling position of an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate


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power and  authorization  to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect"
means  any  material  adverse  effect  on  the  business,   properties,  assets,
operations, results or operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below in Section 3(b)).

         b. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions (as defined in Section 5) and the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Common Stock and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         c. Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. 312,500 shares of Company common stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(g) below) have been duly authorized and reserved for issuance upon exercise of the Warrants. Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of common stock of the Company. Subject to the accuracy of the representations and warranties of the Buyer in Section 2, the issuance by the Company of the Securities is, and the issuance by the Company of the Warrant Shares shall be, exempt from registration under the 1933 Act.

         d. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the Company's issuance of the Securities and the reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the

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Company's  Articles  of  Incorporation,  as amended and as in effect on the date hereof (the "Articles of Incorporation") or the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws") or any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or
give  to  others  any  rights  of   termination,   amendment,   acceleration  or
cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined in Section 4(f) below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Neither the Company or any of its Subsidiaries is in violation or any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations and amendments that would not have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by the Transaction Documents and as required under the 1933 Act and governing state
securities   laws,   the  Company  is  not   required  to  obtain  any  consent,
authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain prior to Closing pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. Except as set forth in the Disclosure Schedule, the Company is not in violation of the listing requirements of the Principal Market (as defined in Section 4(f) below).

         e. SEC Documents; Financial Statements. As of the Closing, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof, all exhibits included therein and financial statements and schedules thereto, all documents incorporated by


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reference  therein,  and  all  registration   statements  of  the  Company  (and
prospectuses incorporated therein) filed under the 1933 Act being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been
prepared  in  accordance   with  generally   accepted   accounting   principles,
consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information.

         f. Absence of Certain Changes. Since the most recent filing by the Company with the SEC, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

         g. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Company's common stock, the Common Shares or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such.

         h. Acknowledgment Regarding Buyers' Purchase of Common Stock and Warrants. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's-length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

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         i. No Undisclosed Events,  Liabilities,  Developments or Circumstances.
No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its common stock and which has not been publicly announced.

         j. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

         k. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

         l. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened.

         m. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth in the SEC Documents, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

         n. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

o. Title. The Company and its Subsidiaries have good and marketable title to, or a valid leasehold interest in, all real property and personal property that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or the Disclosure Schedule or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         p. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged and the Company does not have any reason to believe it will not be able to renew its existing insurance coverage under substantially similar terms for the next two (2) years.

         q. Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         r. Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         s. Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof, none of the officers, control parties, control entities, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         t. Eligibility. The Company is currently eligible to register the resale of the Common Stock and Warrant Shares on a registration statement on Form S-3 under the 1933 Act.

         u. Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

         v. Placement Agent. The Company has not engaged any placement agent in connection with the sale of the Common Stock and Warrants.

4.       COVENANTS.

         a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

         b. Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

         c. Reporting Status. Until the earlier of (i) the date which is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Common Stock and Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Common Stock and Warrant Shares and (B) none of the Warrants are outstanding, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

         d. Use of Proceeds. The Company will use the proceeds from the sale of the Common Stock and Warrants for working capital and capital expenditures.

         e. Right of First Refusal. Subject to the exceptions described below, the Company and its Subsidiaries shall not negotiate or contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings") during the period beginning on the date hereof and ending on, and including, the date which is three hundred sixty-five (365) days after the Closing Date, unless it shall have first delivered to each Buyer or a designee appointed by such Buyer written notice (the "Future Offering Notice") describing the proposed Future Offering, including the terms and conditions thereof, and providing each Buyer an option to purchase up to its Aggregate Percentage (as defined below) of the securities to be issued in such Future Offering, as of the date of delivery of the Future Offering Notice, in the Future Offering (the limitations referred to in this sentence is referred to as the "Capital Raising Limitations"). For purposes of this Section 4(e), "Aggregate Percentage" at any time with respect to any Buyer shall mean the percentage obtained by dividing (i) the aggregate number of the shares of Common Stock initially issued at the Closing to such Buyer by (ii) the aggregate number of the shares of Common Stock sold to the Buyers by the Company at the Closing in connection with the Offering. A Buyer can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within five (5) business days after receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Buyer will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Buyers fail to elect to purchase up to each such Buyer's Aggregate Percentage, then each Buyer which has indicated that it is willing to purchase a number of securities in such Future Offering in excess of its Aggregate Percentage shall be entitled to purchase its pro rata portion (determined in the same manner as described in the preceding sentence) of the securities in the Future Offering which one or more of the Buyers have not elected to purchase. In the event the Buyers fail to elect to fully participate in the Future Offering within the periods described in this Section 4(e), the Company shall have forty-five (45) days thereafter to sell the securities of the Future Offering that the Buyers did not elect to purchase, upon terms and conditions no more favorable to the purchasers thereof than specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 45 day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Buyers in the manner provided in this Section 4(e). The Capital Raising Limitations shall not apply to (i) a loan from a commercial bank which does not have any equity feature, (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) as consideration for the acquisition of a business, product, license or other assets by the Company, (C) pursuant to the terms of a joint venture or similar arrangement, or (D) as payment for bona fide consulting services, (iii) the issuance of common stock in a firm commitment, underwritten public offering in which the underwriter is an investment bank of national reputation, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees, directors or consultants. The Buyers shall not be required to participate or exercise their right of first refusal with respect to a particular Future Offering in order to exercise their right of first refusal with respect to later Future Offerings.

         f. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as that term is defined in the Registration Rights Agreement) upon each national securities exchange, automated quotation system or bulletin board system, if any, upon which shares of the Company's common stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of common stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market, Nasdaq Small-Cap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., as applicable (the "Principal Market"). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of common stock of the Company on the Principal Market. The Company shall promptly, and in no event later than the following business day, provide to each Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of common stock of the Company for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

         g. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of common stock of the Company needed to provide for the issuance of the shares of common stock of the Company upon exercise of all outstanding Warrants.

         h. Issuance of Warrant Shares. The issuance of the Warrant Shares shall be duly authorized, and when issued in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof.

         i. Limitation on Filing Registration Statements. The Company shall not file a registration statement (other than the Registration Statement (as defined in the Registration Rights Agreement) or a registration statement on Form S-8) covering the sale or resale of shares of common stock of the Company with the SEC during the period beginning on the date hereof and ending on the date which is ninety (90) days after the Registration Statement has been declared effective by the SEC; provided, however, the foregoing shall not prohibit the Company from registering the re-sale of up to 285,000 shares of Common Stock for security holders other than the Buyers under the Registration Statement.

         j. Independent Auditors. The Company shall, until at least three (3) years after the Closing Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

         k. Corporate Existence and Taxes. The Company shall, until at least the later of (i) the date that is three (3) years after the Closing Date or (ii) the exercise of all Warrants purchased pursuant to this Agreement, maintain its corporate existence in good standing (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, has common stock listed for trading on the Principal Market and shall pay all its taxes when due except for taxes which the Company disputes).

         l. Filing of Form 8-K. On or before the third (3rd) business day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act.

         m. Transactions With Affiliates. For a period of one year from the Closing Date, none of the officers, directors, or employees of the Company shall be a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         n. Restrictions on Sales of Securities. Each Buyer has not and will not, prior to the earlier of (i) ninety (90) days following the Closing Date or
(ii) the date that the Registration Statement (as defined in the Registration Rights Agreement) is first declared effective by the SEC (the "Effective Date"), if then prohibited by law or regulation, sell, dispose of or grant any rights with respect to the Common Stock or Warrant Shares. In addition, such Buyer represents that as of the date of this Agreement such Buyer does not have any existing short position in the Company's common stock that was entered into subsequent to such Buyer obtaining knowledge of the transactions contemplated hereby nor has such Buyer executed any derivative instruments with any third party, which in either case is designed to dispose of the Common Stock or Warrant Shares prior to the earlier of (y) ninety (90) days following the Closing Date or (z) the Effective Date.

         o. Buy-In Damages. If the Company fails to issue to the applicable Buyer a certificate, without the legend set forth in Section 2(g) hereof, by the third (3rd) trading day after the request thereof by such Buyer, and if after such third (3rd) trading day such Buyer purchases (in an open market transaction or otherwise) shares of common stock of the Company to deliver in satisfaction of a sale by such Buyer of the shares that such Buyer anticipated receiving from the Company, then the Company shall, within three (3) trading days after such Buyer's request (i) pay cash to such Buyer in an amount equal to the excess (if any) of such Buyer's total purchase price (including brokerage commissions, if any) for the shares of common stock of the Company so purchased over the product of (A) such number of shares of common stock times (B) the closing sale price of the Company common stock on the date of the event giving rise to the Company's obligation to deliver such certificate and (ii) promptly honor its obligation to deliver to such Buyer the Common Stock Certificates.

5.       TRANSFER AGENT INSTRUCTIONS.
         ---------------------------

         The Company shall issue irrevocable instructions to its transfer agent (the "Transfer Agent"), and any subsequent transfer agent, substantially in the form of Exhibit C hereto (the "Transfer Agent Instructions") to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares, as applicable in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants. Prior to registration of the Common Stock and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof will be given by the Company to its Transfer Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities or Warrant Shares may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities or Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its Transfer Agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
         ----------------------------------------------

                  The obligation of the Company hereunder to issue and sell the Common Stock and Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

         a. Such Buyer shall have executed each of the Transaction Documents, where appropriate, to which it is a party and delivered the same to the Company for the transactions contemplated by this Agreement;

         b. The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date; and

         c. Such Buyer shall have delivered to the Company such other documents relating to the transactions contemplated by this Agreement as the Company may reasonable request.

7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
         -------------------------------------------------

                  The obligation of each Buyer hereunder to purchase the Common Stock and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

         a. The Company shall have executed each of the Transaction Documents and delivered the same to the Buyers;

         b. The common stock of the Company shall be authorized for quotation on the Principal Market and trading in common stock of the Company shall not have been suspended by the SEC or the Principal Market;

         c. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

         d. The Company shall have delivered to the Buyers the opinion of the Company's outside legal counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit D attached hereto;

         e. The Company shall have executed and delivered to the Buyers the Common Stock Certificates and Warrants (in such denominations as such Buyer shall request) for the shares of Common Stock and Warrants being purchased by such Buyer at the Closing;

         f. The Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Transfer Agent and a copy of the executed Transfer Agent Instructions shall have been delivered to the Buyers;

         g. The Company shall have made all required filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws;

         h. As of the Closing Date, the Company shall have reserved out of its authorized and unissued common stock, solely for the purpose of effecting the exercise of the Warrants, no less than 200% of the number of shares of common stock of the Company needed to provide for the issuance of the shares of common stock of the Company upon exercise of all outstanding Warrants;

         i. The Company shall have delivered to the Buyers the following:

         i. A certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, confirming that the representations and warranties described in Section 7(c) above are true and correct as of the date when made and as of the Closing Date and as to such other matters as may be reasonably requested by such Buyer;

         ii.  The  Board  of  Directors  of  the  Company   shall  have  adopted
resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Buyer;

         iii. The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's jurisdiction of incorporation issued by the Secretary of State or other appropriate official of such jurisdiction of incorporation as of a date within ten (10) days of the Closing Date; provided, however, in light of the fact that the employees in the relevant government office in the province of Ontario are presently on strike and will not issue any such certificate, the Company shall be permitted to deliver such certificate at any time within five business days of the date such certificate becomes available.

         iv. The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Ministry of Consumer and Business Services of the Province of Ontario within ten (10) days of the Closing Date; provided, however, in light of the fact that the employees in such government office are presently on strike and will not issue any such certification, the Company shall be permitted to deliver such certificate at any time within five business days of the date such certification becomes available; and

         v. The Company shall have delivered to such Buyer a secretary's certificate, dated as the Closing Date, as to (A) the resolutions described in
Section 7(i)(ii) above, (B) the Articles of Incorporation and (C) the By-laws, each as in effect at the Closing.

         j. The Company shall have delivered to the Buyers such other documents relating to the transactions contemplated by this Agreement as the Buyers may reasonably request; and

         k. Subject to Section 10(l) below, at Closing the Company shall reimburse the Buyers for the Buyers' costs and expenses (in an amount not to exceed $2,500), including without limitation Buyers' attorneys' fees and expenses incurred by the Buyers concerning the due diligence review of the contemplated transactions and the Company, and the negotiation and preparation of the Transaction Documents and the consummation of the transactions contemplated thereby.

8.       INDEMNIFICATION.
         ---------------

         a. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Buyer or holder of the Securities as an investor in the Company. Notwithstanding anything to the contrary herein, the Company shall have no obligation under this Section 8 with respect to any Indemnified Liabilities arising out of, or relating to, any breach of any representations, warrant or covenant in any Transaction Document by a Buyer. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         b. In consideration of the Company's execution and delivery of the Transaction Documents, each Buyer shall defend, protect, indemnify and hold harmless the Company and its officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the
"Company Indemnified Liabilities"), incurred by any Company Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by such Buyer in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (b) any breach of any covenant, agreement or obligation of such Buyer contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary herein, Buyers shall have no obligation under this Section 8 with respect to any Company Indemnified Liabilities arising out of, or relating to, any breach of any representations, warrant or covenant in any Transaction Document by the Company.

9.       LIQUIDATED DAMAGES.
         ------------------

         The Company agrees that Buyers will suffer damages if the Company violates any provision of or fails to fulfill any of its obligations or duties pursuant to the Transaction Documents, other than the Registration Rights Agreement or the Warrants (a "Company Violation"), and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such Company Violation, the Company hereby agrees to pay liquidated damages
("Liquidated Damages") to each Buyer following the occurrence of such Company Violation in an amount determined by multiplying (i) one percent (1%) of such Buyer's portion of the Purchase Price by (ii) the percentage derived by dividing
(A) the actual number of days elapsed from the last day of the date of the Company Violation or the prior 30-day period, as applicable, to the day such Company Violation has been completely cured by (B) 30, in cash, or at such Buyer's option, in the number of shares of common stock of the Company equal to the quotient of (v) the dollar amount of the Liquidated Damages on the Payment Date (as defined below) divided by (w) the closing bid price of the common stock of the Company as of the date of the Company Violation (as quoted in the Principal Market or the market or exchange where the Company's common stock is then traded). The Liquidated Damages payable pursuant hereto shall be payable within five (5) business days from the end of the calendar month commencing on the first calendar month in which the Company Violation occurs (each, a "Payment Date"). In the event the Buyer elects to receive the Liquidated Damages amount in shares of common stock of the Company, such shares shall also be considered Common Stock and shall have the registration rights set forth in the Registration Rights Agreement.

10.      GOVERNING LAW; MISCELLANEOUS.
         ----------------------------

         a. Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed in all respects by the internal laws of the State of Illinois (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and holders of at least two-thirds (2/3) of the shares of Common Stock held by the Buyers then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

         f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

                  Altair International Inc.
                  1725 Sheridan Avenue, Suite 140
                  Cody, Wyoming  82414
                  Telephone:        (307) 587-8245
                  Facsimile:        (307) 587-8357
                  Attention:        William P. Long, Chief Executive Officer

With a copy to:

                  Altair International Inc.
                  230 South Rock Blvd, Suite 21
                  Reno, Nevada  89502
                  Telephone:        (775) 837-1966
                  Facsimile:        (775) 857-1920
                  Attention:        Edward Dickinson, Chief Financial Officer

                  Stoel Rives LLP
                  201 South Main Street
                  Suite 1100

                  Telephone:         (801) 578-6908
                  Facsimile:         (801) 578-6999
                  Attention:         Bryan T. Allen, Esq.

If to a Buyer, to it at the address and facsimile number set forth on Schedule 1 with copies to such Buyer's representatives as set forth on Schedule 1, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Stock. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of holders of at least two-thirds (2/3) of the shares of Common Stock held by the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company to the extent that such assignment complies with governing state and federal securities laws (and does not affect the exemption under which the Common Stock and Warrants are to be issued), provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

         h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival.  Unless this Agreement is terminated  under Section 10(l), the agreements and covenants set forth in Sections 4, 5 and 10, the indemnification provisions set forth in Section 8 and the liquidated damages provisions set forth in Section 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

         j. Publicity. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before three (3) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this
Section 10(l), the Company shall remain obligated to reimburse the nonbreaching Buyers for the expenses described in Section 7(k) above.

         m. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         n. Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         o. Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to the Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                                   * * * * * *

                  IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ALTAIR INTERNATIONAL INC.

By:         /s/ William P. Long
    ----------------------------
Name:           William P. Long
Title:          CEO

BUYERS:

CRANSHIRE CAPITAL, L.P.

By:      Downsview Capital, Inc.,
         the General Partner




By:      /s/ Mitchell P. Kopin
    ----------------------------
Name:        Mitchell P. Kopin
Title:       President

IRON EQUITY FUND LP

By:      Iron Partners L.L.C.
         the General Partner

By:      /s/ Richar Lakin
    ----------------------------------
Name:        Richard Lakin
Title:       G.P. for Iron Equity Fund


                           SCHEDULE 1: LIST OF BUYERS

---------------------------------------------------------------------------------------------------------------------------
         Buyer              Contact Information       Purchase       Number of       Number of      Legal Representative
                                                        Price       Common Stock      Warrant
                                                                       Shares         Shares
---------------------------------------------------------------------------------------------------------------------------
Cranshire Capital, L.P.  c/o Downsview Capital,     $750,000          937,500         234,375     Sidley Austin Brown &
                         Inc.                                                                     Wood
                         666 Dundee Rd., Ste. 1901                                                Bank One Plaza
                         Northbrook, IL  60062                                                    10 S. Dearborn St.
                         Attn: Mitchell P. Kopin                                                  Chicago, IL  60603
                         (p)847/562-9030                                                          Attn: Noah N. Popp
                         (f)847/562-9031                                                          (p)312/853-7099
                                                                                                  (f)312/853-7036
---------------------------------------------------------------------------------------------------------------------------
Iron Equity Fund LP      One Northfield Plaza       $250,000          312,500         78,125
                         Suite 111
                         Northfield, IL  60093
                         Attn: Rich Lakin

                         (p)847/501-3511
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              $1,000,000       1,250,000        312,500
---------------------------------------------------------------------------------------------------------------------------

                                    EXHIBITS

Exhibit A         Form of Warrant

Exhibit B         Form of Registration Rights Agreement

Exhibit C         Form of Transfer Agent Instructions

Exhibit D         Form of Company Counsel Opinion